                                  SCHEDULE 13D


                                                                      EXHIBIT 1

                                    AGREEMENT

         Pursuant to Rule 13d-1(f) (1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of SunPharm Corporation.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         EXECUTED this 9th day of November, 1999.

                                        CROSS ATLANTIC PARTNERS K/S


                                        By:  CAP/HAMBRO, L.P.
                                             Its General Partner

                                        By:  CAP/HAMBRO INC.
                                             Its General Partner

                                        By:  /s/ Charles L. Dimmler, III
                                             ----------------------------
                                             Charles L. Dimmler, III
                                             Authorized Officer


                                        CROSS ATLANTIC PARTNERS K/S II

                                        By:  CAP/HAMBRO, L.P.
                                             Its General Partner

                                        By:  CAP/HAMBRO INC.
                                             Its General Partner

                                        By:  /s/ Charles L. Dimmler, III
                                             ----------------------------
                                             Charles L. Dimmler, III
                                             Authorized Officer


                                        CAP/HAMBRO, L.P.

                                        By:  CAP/HAMBRO INC.
                                             Its General Partner

                                        By:  /s/ Charles L. Dimmler, III
                                             ----------------------------
                                             Charles L. Dimmler, III
                                             Authorized Officer


                                        CAP/HAMBRO, INC.

                                        By:  /s/ Charles L. Dimmler, III
                                             ----------------------------
                                             Charles L. Dimmler, III
                                             Authorized Officer

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                                  SCHEDULE 13D


                                        HAMBRO AMERICA PRIVATE EQUITY, INC.

                                        By:  /s/ David Barnett
                                             ----------------------------
                                             David Barnett
                                             Authorized Officer


                                             /s/ Charles L. Dimmler, III
                                             ----------------------------
                                             Charles L. Dimmler, III



                                                 *By: /s/ Edwin A. Goodman
                                                      --------------------
                                                      Edwin A. Goodman
                                                      Attorney-in-fact


* This Schedule 13D was executed by Edwin A. Gordon pursuant to Powers of Attorney attached hereto as Exhibit 2.